                                                                      EXHIBIT 21

                                    ALABAMA
                                    -------
Alabama-Tennessee Health Network, Inc.

Birmingham Outpatient Surgical Center, Inc.

Columbia/HCA Montgomery Healthcare System, Inc.

Community Hospital of Andalusia, Inc.
   Columbia Andalusia Regional Hospital
   Columbia Homecare-Covington
   Columbia Hospice South East Alabama

Crestwood Hospital & Nursing Home, Inc.

Crestwood Hospital Holdings, Inc.

Doctor's Hospital of Mobile, Inc.

East Montgomery Medical Center, Inc.
   East Montgomery Medical Center

Florence Hospital, Inc.
   Columbia Florence Hospital

Four Rivers Medical Center PHO, Inc.

Galen Medical Corporation
   Montgomery Regional Medical Center Allied Health Institute

                                ---------------
Huntsville Physical Therapy, Inc.
   Sports Therapy & Rehabilitation of Huntsville

Maynor Eye Center, Inc.

Medical Center Shoals, Inc.
   Medical Center Shoals

Montgomery Regional Medical Center, Inc.
   Columbia Regional Medical Center
   Montgomery Regional Medical Center

North Alabama Healthcare System, Inc.

Northwest Medical Center, Inc. (AL)
   Columbia Homecare Northwest
   Northwest Medical Center (AL)

Primesource, L.L.C.

Selma Medical Center Hospital, Inc.
   Columbia Homecare Camden
   Columbia Homecare Demopolis
   Columbia Homecare Gilbertown
   Columbia Homecare Grove Hill
   Columbia Homecare Selma
   Four Rivers Medical Center
   Linden Clinic
   P.T. Plus

                                ---------------
South Alabama Managed Care Contracting, Inc.

South Alabama Medical Management Services, Inc.

South Alabama Physician Services, Inc.

Surgicare of Huntsville, Inc.

Surgicare of Mobile, Inc.

Surgicare of Montgomery, Inc.

                                     ALASKA
                                    -------

Chugach Physical Therapy, Inc.
   Chugach Physical Therapy & Fitness Center

Columbia Behavioral Healthcare, Inc.
   North Star Hospital

Columbia North Alaska Healthcare, Inc.

                                    ARIZONA
                                    --------

Arizona ASC Management, Inc.

Columbia Arizona, Inc.

Columbia of Phoenix, Inc.

Galen of Arizona, Inc.
   Columbia Homecare [Phoenix, AZ]
   Columbia Homecare Paradise Valley
   Columbia Paradise Valley Hospital
   Doctors Medical Plaza-South
   Paradise Valley Homecare

HCA Health Services of Arizona, Inc.

Healthwest Holdings, Inc.

Hospital Corporation of Arizona
   Columbia El Dorado Hospital
   Columbia Homecare El Dorado
   ReHab Works

Hospital Corporation of Northwest, Inc.
   Northwest Medical Center

HTI Tucson Rehabilitation, Inc.

Paradise Valley Psychiatric Services, Inc.
   Paradise Valley Psychiatric Services
   Senior Horizons

Samaritan Surgicenters of Arizona, L.L.C.

Surgicare of Phoenix, Inc.

Surgicenter of Glendale, Inc.
   Glendale Surgicenter

Surgicenters of America, Inc.
   Surgicenter
   Surgicenter Pain Unit

                                    ARKANSAS
                                    --------

Central Arkansas Provider Network, Inc.

Columbia El Dorado, Inc.

Columbia Health System of Arkansas, Inc.

DeQueen Health Services, Inc.
   Columbia DeQueen Regional Medical Center
   Columbia Homecare Broken Bow
   Columbia Homecare DeQueen
   Physician Management Services of DeQueen

HCA Health Services of Arkansas, Inc.

HCMH, Inc.
   Columbia Homecare Camden (AR)
   Columbia Homecare Glenwood
   Columbia Homecare Hope
   Columbia Medical Park Hospital

MCSA, L.L.C.
   Medical Center of South Arkansas

Surgicare Outpatient Center of Ft. Smith, Inc.

                                   CALIFORNIA
                                   ----------

Amisub (Westside), Inc.

Birthing Facility of Beverly Hills, Inc.

C.H.L.H., Inc.

CFC Investments, Inc.

CH Systems

Chino Community Hospital Corporation, Inc.
   Columbia Chino Valley Medical Center
   Columbia Homecare Chino Valley
   The Birthplace A Family Experience

Columbia Fallbrook, Inc.
   Columbia Fallbrook Hospital

Columbia Good Samaritan GP, Inc.

Columbia Pacific Division, Inc.

Columbia Primecare, LLC

Columbia Psychiatric MSO, LLC

Columbia Riverside, Inc.

Columbia/HCA San Clemente, Inc.

Community Hospital of Gardena Corporation, Inc.

Encino Hospital Corporation, Inc.

Galen-Soch, Inc.

HCA Allied Health Services of San Diego, Inc.

HCA Health Services of California, Inc.

HCA Hospital Services of San Diego, Inc.

Healdsburg General Hospital, Inc.

Huntington Intercommunity Hospital
   Columbia Huntington Beach Hospital and Medical Center
   Huntington Beach Diagnostic Imaging Center

Integrated Management Services MSO, LLC

                               -----------------
Las Encinas Hospital
   Las Encinas Hospital

LE Corporation

Los Robles Regional Medical Center
   Los Robles Regional Medical Center

MCA Investment Company

Mission Bay Memorial Hospital, Inc.
   Columbia Homecare Mission Bay

Notami Hospitals of California, Inc.
   Columbia Bay Area Healthcare Network
   Columbia Good Samaritan Hospital
   Columbia Homecare and Hospice
   Columbia Homecare Healdsburg
   Columbia Lab Link
   Columbia Mission Bay Hospital
   Columbia Mission Oaks Hospital
   Columbia San Jose Medical Center
   Columbia Sereno Surgery Center
   Columbia South Valley Hospital
   Columbia/Healdsburg General Hospital

Orange Surgical Services, Inc.

PPO Alliance

Psychiatric Company of California, Inc.

Riverside Healthcare System, L.L.C.
   Riverside Community Hospital

Samaritan Medical Center-San Clemente, LLC
   Columbia Homecare of San Clemente
   Columbia San Clemente Hospital and Medical Center

San Joaquin Surgical Center, Inc.

Sebastopol Hospital Corporation
   Columbia/Palm Drive Hospital

SLCO, Inc.
   Columbia Homecare-San Leandro
   Columbia San Leandro Surgery Center
   San Leandro Hospital

                               -----------------

Southwest Surgical Clinic, Inc.

Surgicare of Beverly Hills, Inc.

Surgicare of La Veta, Inc.

Surgicare of Laguna Hills, Inc.

Surgicare of Los Gatos, Inc.

Surgicare of Montebello, Inc.

Surgicare of North Anaheim, Inc.

Surgicare of Oceanside, Inc.

Surgicare of Orange, Inc.

Surgicare of San Leandro, Inc.

Surgicare of West Hills, Inc.

SurgiCenters of Southern California, Inc.

Ukiah Hospital Corporation

Visalia Community Hospital, Inc.

VMC Management, Inc.

VMC-GP, Inc.

West Anaheim Community Hospital
   Columbia Homecare-West Anaheim
   Columbia West Anaheim Medical Center

West Hills Hospital
   Columbia West Hills Medical Center

West Los Angeles Physicians' Hospital, Inc.

Westminster Community Hospital

Westside Hospital

Woodward Park Surgicenter, Inc.

                                    COLORADO
                                    --------
Bethesda Psychealth Ventures, Inc,.

Colorado Healthcare Management, Inc.

Columbia Continental Division, Inc.

Columbia-HealthONE, LLC
   Air Life, Inc.
   Arapahoe Medical Plaza
   Belmar Multispecialty, Inc.
   Bethesda Community Mental Health Center, Inc.
   Bethesda Employee Assistant Services, Inc.
   Bethesda Hospital, Inc.
   Bethesda Outpatient and Counseling Service, Inc.
   Bethesda PsycHealth, Inc.
   CallONE
   Cardiology Imaging Group Corporation
   Centennial Athletic Club, Inc.
   Centennial Healthcare Plaza, Inc.
   Center for Eating Management, Inc.
   Challenge Sport and Spine Center
   ChurcHealth, Inc.
   ChurcHelp, Inc.
   Columbia Aurora Presbyterian Hospital
   Columbia Care Manor
   Columbia Centennial Healthcare Plaza
   Columbia Medical Center of Aurora
   Columbia North Suburban Medical Center
   Columbia Park Manor
   Columbia Progressive Care Center
   Columbia Rose Medical Center
   Columbia Spalding Rehabilitation Hospital
   Columbia Swedish Medical Center
   Columbia Presbyterian/St. Luke's Medical Center
   Columbia-HealthONE Addiction Recovery Units, Inc.
   Columbia-HealthONE Aurora Eye Center, Inc.
   Columbia-HealthONE Business Health Access, Inc.
   Columbia-HealthONE Center for Diabetes Management, Inc.
   Columbia-HealthONE Center for Emotional Growth, Inc.
   Columbia-HealthONE Cosmetic Surgery Center, Inc.
   Columbia-HealthONE Eating Disorders, Inc.
   Columbia-HealthONE Emergency Services, Inc.
   Columbia-HealthONE Health Access, Inc.
   Columbia-HealthONE In Touch, Inc.
   Columbia-HealthONE Optifast, Inc.

                                ---------------
Columbia-HealthONE, LLC (Cont)
   Columbia-HealthONE Physician Referral Dr. Right, Inc.
   Columbia-HealthONE Rocky Mountain Hernia Center, Inc.
   Columbia-HealthONE Senior Citizens Health Center, Inc.
   Columbia-HealthONE Sleep Disorders Center, Inc.
   Columbia-HealthONE TravelCare, Inc.
   Columbia-HealthONE Women's Health Access, Inc.
   Columbia-HealthONE Women's Services, Inc.
   Denver Broncos Sports Medicine, Inc.
   HealthONE for Children
   Head Pain Center
   HeartONE for Children Institute
   Holly Clinic, Inc.
   Holly Healthcare Bryant, Inc.
   Holly Healthcare Stapleton, Inc.
   Holly Occupational Medicine, Inc.
   HomeHealthONE, Inc.
   Lifelong Choices, Inc.
   Medical Business Access
   Patient Care 2000, Inc.
   Peak Performance in the Workplace, Inc.
   Positive Lifestyles, Inc.
   PresExpress
   PREStaurant
   PsyCare, Inc.
   PsycHealth, Inc.
   PsycSave, Inc.
   P/SL Blood Donor Center, Inc.
   P/SL Bone Marrow Transplant Program, Inc.
   P/SL Cardiac Emergency Network, Inc.
   P/SL Community Health Services, Inc.
   P/SL Hyperbaric Oxygen Medicine, Inc.
   P/SL Institute for Limb Preservation, Inc.
   P/SL Kidney-Pancreas Transplant Program, Inc.
   P/SL Magnetic Resonance Imaging, Inc.
   P/SL Medical Center for Children
   P/SL Mile High Medical Arts Building, Inc.
   P/SL Transplant Program, Inc.
   P/SL Professional Pharmacy, Inc.
   P/SL Women's and Children's Hospital, Inc.
   RapidCare, Inc.
   Rocky Mountain Children's Cancer Center, Inc.
   Rocky Mountain Gastrointestinal Motility Clinic, Inc.
   Rocky Mountain Neurology Center, Inc.
   Senior Health Access, Inc.
   St. Luke's Professional Plaza, Inc.
   Support Line, Inc.
   The Denver Spine Institute, Inc.
   The Lactation Program, Inc.
   The Parent Line, Inc.
   Timberline Medical Center, Inc.
   United SeniorCare, Inc.
   United Services Medical Clinic
   Your Partner in Health Care

                                ---------------

Columbia/HCA of Denver, Inc.

Columbia/Rose Health System, Inc.

Columbine Psychiatric Center, Inc.

Galen of Aurora, Inc.
   Aurora Physicians Building

Health Care Indemnity, Inc.

Hospital-Based CRNA Services, Inc.

Lakewood Surgicare, Inc.

MOVCO, Inc.

Rose Medical Center, Inc.
   Rose Medical Center

Surgicare of Denver Mid-Town, Inc.

Surgicare of Southeast Denver, Inc.

Swedish Medpro, Inc.

Swedish MOB, LLC

Swedish MOB III, Inc.

Swedish MOB IV, Inc.

                                    DELAWARE
                                    --------
Alice Physicians and Surgeons Hospital, Inc.
   Alice Regional Hospital
   Columbia Alice Physicians & Surgeons Hospital

AlternaCare Corp.
   Diablo Valley Surgery Center

Amedicorp, Inc.
   Columbia The Surgery Center Imaging
   Imaging and Surgery Centers of America

American Medicorp Development Co.
   Columbia County Medical Plaza
   Doctors Medical Plaza-North
   Duluth MedPlus
   East Ridge Doctors Building
   East Ridge Professional Building
   Enterprise Medical Plaza
   Humana Hospital-South Broward
   Lilburn MedPlus
   MetroImaging
   Roswell MedPlus

BMC-CT, Inc.

C/HCA Capital, Inc.

C/HCA Holding Corporation

                                ----------------
C/HCA, Inc.

Central Health Holding Company, Inc.

Central Health Services Hospice, Inc.

CHC Finance Co.

CHC Holdings, Inc.

CHC Payroll Agent, Inc.

Coastal Bend Hospital, Inc.
   Columbia North Bay Hospital

Coastal Healthcare Services, Inc.

Columbia Bethany GP, Inc.

Columbia Bethany Holdings, Inc.

Columbia Davis GP, Inc.

Columbia GP, Inc.

Columbia Healthcare Network of Central Kentucky, Inc.

Columbia Homecare Group, Inc.
   KeyStone Integrated Home Care
   Home Health Link
   Premier Health Care

                                ----------------
Columbia Hospital Corporation of Fort Worth

Columbia Hospital Corporation of Houston
   Columbia Bellaire Medical Center
   Heights Home Health

Columbia Hospital Corporation - Delaware

Columbia International Holdings, Inc.

Columbia Lake Area GP, Inc.

Columbia Longview GP, Inc.

Columbia Management Companies, Inc.

Columbia of Tucson GP, Inc.

Columbia Olympia Management, Inc.

Columbia Sentinel GP, Inc.

Columbia/HCA Middle East Management Company

                                ----------------
CoralStone Management, Inc.

Danforth Hospital, Inc.
   Columbia Homecare Mainland
   Columbia Mainland Medical Center

Delaware Psychiatric Company, Inc.
   Rockford Center

DHL Corporation

Doctors Hospital of Augusta, Inc.
   Augusta Diagnostic Associates
   Columbia Augusta Medical Center
   Columbia County Urgent Care Center
   West Augusta Imaging Center
   West Augusta Radiation Oncology Center

Doctors' Hospital of Laredo, Inc.

Drake Development Company

                                ----------------
Drake Development Company II

Drake Development Company III

Drake Development Company IV

Drake Development Company V

Drake Development Company VI

Drake Management Company

EarthStone HomeHealth Company

Edison Homes-Southeast, Inc.

EPIC Development, Inc.

EPIC Diagnostic Centers, Inc.
   First Care Medical Clinic

EPIC Healthcare Group, Inc.

EPIC Healthcare Management Company
   EPIC Healthcare Group

EPIC Holdings, Inc.

                                ----------------
EPIC Surgery Centers, Inc.

Extendicare Properties, Inc.

Forest Park Surgery Pavilion, Inc.

Fort Bend Hospital, Inc.
   Columbia Fort Bend Medical Center

Galen BH, Inc.

Galen Health Care, Inc.
   Brandenburg Primary Care Center
   Columbia/Galen
   Columbia Homecare Palm Drive
   Jefferson Medical Associates
   Medical Plaza Southwest
   North Suburban Medical Center, Inc.
   San Leandro Medical Center Professional Building
   Sebastian Hospital

Galen Holdings, Inc.

Galen Hospital Alaska, Inc.
   Columbia Alaska Regional Hospital

Galen Hospital Corporation, Inc.
   Columbia Women's Hospital of Indianapolis
   Floresville Medical Clinic
   Southwest Fertility Institute
   Township Line Pharmacy

                                ----------------
Galendeco, Inc.

General Health Services, Inc.
   Columbia Edmond Medical Center
   Columbia Homecare-West
   Columbia Wagoner Hospital

GPCH Management, Inc.

Greene & Kellogg, Inc.

Greystone Healthcare, Inc.

H.H.U.K., Inc.

HCA-Hospital Corporation of America

HCA Health Services of Midwest, Inc.
   Columbia Family Clinic
   Columbia Health System of Arkansas
   Columbia Weber Clinic

HCA Investments, Inc.

                                ----------------
HCA Psychiatric Company (DE)

HCA Wesley Rehabilitation Hospital, Inc.

HCA, Inc.

Health Services (Delaware), Inc.

Health Services Acquisition Corp.

Healthcare Technology Assessment Corporation

Healthtrust, Inc.- The Hospital Company

Hearthstone Home Health, Inc.
   Integrated Home Health

Hospital Development Properties, Inc.
   Columbia Edmond Medical Building
   Murchison Medical Building
   Murchison Medical Plaza

Integrated Health Corporation

Katy Medical Center, Inc.
   Columbia Katy Medical Center

                                ----------------
Lake City Health Centers, Inc.

Loon Investments, Inc.

Mallard Finance Company

Managed Prescription Network, Inc.
   Columbia Pharmacy Solutions

Medical Arts Hospital of Texarkana, Inc.
   Columbia Homecare Northeast Texas
   Columbia Homecare Texarkana
   Columbia Medical Arts Hospital (Texarkana)

Medical Care America, Inc.

Medical Care Financial Services Corp.

Medical Care International, Inc.

Medical Care Real Estate Finance, Inc.

Medical Corporation of America

Medical Specialties, Inc.
   Coral Springs Family Medicine
   Park Medical Center
   Parkway Medical Associates

                                ----------------
Medistone Healthcare Ventures, Inc.
   Columbia Homecare
   Columbia Hospice

Medistone Management Company

MediVision of Mecklenburg County, Inc.

MediVision of Tampa, Inc.

MediVision, Inc.
   Columbia Lake Worth Surgery Center
   Columbia Medivision of Charlotte
   Columbia Medivision of Greensboro
   Columbia Medivision of Hickory
   Columbia Medivision of Southern Pines
   Omni Eye Services
   The Eye Institute of Southern Arizona
   The Eye Surgery Center of the Rio Grande Valley

                                ----------------
MedNet USA, Inc.

Mid-Continent Health Services, Inc.
   Columbia Medical Supply/Pharmacy

Mobile Corps, Inc.

MRT&C, Inc.

North Texas Medical Center, Inc.

Northwest Florida Home Health Services, Inc.

Northwest Surgicare, Inc.

Notami Holdco, Inc.

Notami Service Company

NTGP, Inc.

NTMC Management Company

NTMC Venture, Inc.

Orlando Outpatient Surgical Center, Inc.

Paragon SDS, Inc.

                                ----------------
Paragon WSC, Inc.

Parkway Cardiac Center Management Company

Parkway Hospital, Inc.
    CareOne
    Columbia North Houston Medical Center-Airline Campus
    Columbia North Houston Medical Center
    Parkway Cardiac Center Management Company

PMM, Inc.
   Augusta Womens Medical Group

Primary Care Acquisition, Inc.

Primary Medical Management, Inc.
   Agoura Hills Medical Group
   Argyle Family Practice Center
   Biltmore Women's Health
   Columbia Management Services Organization
   The Carrollton Center for Family Health Care
   DeSoto Family Practice
   LaGrange Memorial Treatment Pavilion
   Louisburg Medical Group
   Mount Oread Family Care
   Northside Clinic
   Olate Medical Group
   Park Medical Center
   Saguaro Medical Center
   Westbrook Medical Practice
   Westlake Women's Health Management Clinic

                                ----------------
Riverside Hospital, Inc.
   Calallen Orthopedic and Sports Medicine Center
   Columbia Homecare - Bishop
   Columbia Homecare - Mathis
   Columbia Homecare - North Bay
   Columbia Homecare - Northwest
   Columbia Homecare Bee Area
   COSMC
   Northwest Regional Hospital
   South Texas Pain Management Center
   South Texas Center for Home Health of Northwest

Round Rock Hospital, Inc.

Suburban Medical Center at Hoffman Estates, Inc.
   Chicago Home Health Services
   Columbia Homecare Northwest Suburbs
   Hoffman Estates Medical Center

Sun Bay Medical Office Building, Inc.

Surgicare Corporation

Swedish MOB Acquisition, Inc.

The Coltree Corporation

Westbury Hospital, Inc.

                                    FLORIDA
                                    -------
Bay Hospital, Inc.
   Columbia Gulf Coast Medical Center
   Columbia Homecare - Port St. Joe
   Emerald Shores Medical Center
   Lynn Haven Medical Center

Big Cypress Medical Center, Inc.

Bonita Bay Surgery Center, Inc.

Brandon Regional Imaging, Inc.

Broward Healthcare System, Inc.

Cape Coral Surgery Center, Inc.

CCH Management, Inc.

CCH-GP, Inc.

Cedarcare, Inc.

Cedars BTW Program, Inc.

Central Florida Division Practice, Inc.

Central Florida Regional Hospital, Inc.
   Affordable Therapy - Deltona
   Central Florida Homecare
   Columbia Homecare (Daytona Beach)
   Columbia Homecare (Deland)
   Columbia Homecare (Deltona)
   Columbia Homecare (Longwood)
   Columbia Homecare (New Smyrna Beach)
   Columbia Homecare (Port Orange)
   Columbia Homecare (Sanford)
   Columbia Medical Center - Sanford
   Columbia Rehab Management

Charlotte Community Hospital, Inc.

Collier County Home Health Agency, Inc.

                                 --------------
Columbia Behavioral Healthcare of South Florida, Inc.

Columbia Cancer Research Network, Inc.

Columbia Central Florida Division, Inc.

Columbia Credentialing Services, Inc.

Columbia Deland Imaging Services, Inc.

Columbia Development of Florida, Inc.
   Santa Rosa Emergency Medical Services

Columbia Florida Group, Inc.

Columbia Gulf Coast Network, Inc.

Columbia Homecare - Central Florida, Inc.
   Columbia Homecare (Ft. Pierce)
   Columbia Homecare (Port Orange)
   Columbia Homecare (Winter Park)

Columbia Homecare of Tampa Bay, Inc.
   Columbia Homecare (Brandon)
   Columbia Homecare (Clearwater)
   Columbia Homecare (Hudson)

Columbia Hospital Corporation of Central Miami

Columbia Hospital Corporation of Kendall

Columbia Hospital Corporation of Miami

Columbia Hospital Corporation of Miami Beach

Columbia Hospital Corporation of North Miami Beach

Columbia Hospital Corporation of South Broward
   Columbia Homecare (Hollywood)
   Columbia Homecare (Plantation)
   Columbia Westside Regional Medical Center

Columbia Hospital Corporation of South Dade

                                 --------------

Columbia Hospital Corporation of South Florida
   Florida Physicians Group

Columbia Hospital Corporation of South Miami

Columbia Hospital Corporation of Tamarac

Columbia Hospital Corporation - SMM

Columbia Integrated Services, Inc.

Columbia Jacksonville Healthcare System, Inc.

Columbia Medical Alert Systems of Tampa Bay, Inc.

Columbia Medical Group of Volusia County, Inc.
   Atlantic Medical Centers
   Family Medical Associates

Columbia Memorial Diagnostic Services, Inc.

Columbia North Florida Division, Inc.

Columbia Ocala Regional Medical Center Physician Group, Inc.
   CORMC Physician Group

Columbia of Pinellas County, Inc.
   Columbia Hillside Hospital
   Columbia University General Hospital
   Community Homecare Professionals
   North Okaloosa Medical Center

Columbia Park Healthcare System, Inc.

Columbia Park Medical Center, Inc.
   Columbia Homecare Orlando
   Columbia Park Medical Center

Columbia Physician Services - Florida Group, Inc.
   Columbia Behavioral Health
   Columbia Company Care
   Columbia Physician Services
   Columbia Senior Health Center
   Columbia Specialty Services

Columbia Resource Network, Inc.

                                 --------------

Columbia South Florida Division, Inc.

Columbia Southwest Florida Division, Inc.

Columbia Staffing Services, Inc.

Columbia Tampa Bay Division, Inc.

Columbia-Osceola Imaging Center, Inc.

Columbia/HCA of Treasure Coast, Inc.

Company Care, Inc.

Daytona Medical Center, Inc.
   Columbia CORF - Daytona
   Columbia Medical Center - Daytona
   Flagler Beach Medical Associates
   NSB Medical Associates
   Ormond Beach Medical Associates
   Port Orange Medical Associates

Doctor's Physicians Care, Inc.

Doctors Osteopathic Medical Center, Inc.
   Columbia Gulf Coast Hospital
   Columbia Homecare
   Olsten Kimberly Quality Care

Doctors Pediatric Clinic, Inc.

Doctors Same Day Surgery Center, Inc.

East Pointe Hospital, Inc.
   Columbia East Pointe Hospital
   Columbia Healthlink
   Columbia Homecare
   Lehigh Pediatrics

East Point PHO, Inc.

East Pointe Physician Management, Inc.

                                 --------------

Edward White Hospital, Inc.
   Columbia Edward White Hospital
   Columbia Homecare (St. Petersburg)
   Columbia Homecare (St. Petersburg - 2)

Emergency Physician Services, Inc.

Englewood Community Health Care Group, Inc.

Englewood Community Hospital, Inc.
   Columbia Englewood Community Hospital
   Columbia Homecare (Englewood)

Fawcett Memorial Hospital, Inc.
   CareOne (Port Charlotte)
   Columbia Fawcett Memorial Hospital
   Columbia Homecare (Port Charlotte)
   Columbia Homecare (Port Charlotte - 2)
   Columbia/HCA Spine & Arthritis Centers
   The Memory Center (Fawcett)

First Physicians Care, Inc.

Florida Gulf Coast GP, Inc.

Florida Gulf Coast Holdings, Inc.

Florida Home Health Services - Private Care, Inc.
   Columbia Homecare South
   Columbia Staffing Services
   Florida Home Health Registry
   Florida Home Health - Private Care

Florida Medical Collection Services, Inc.

Florida MRI Services, Inc.

Florida Primary Physicians, Inc.

Florida Psychiatric Company, Inc.

                                 --------------
Fort Walton Beach Medical Center, Inc.
   Advanced Home Health Care
   Columbia Fort Walton Beach Medical Center
   Columbia Homecare (Fort Walton Beach)
   Destin Hospital
   Northwest Florida Home Health Agency

Galen Hospital - Pembroke Pines, Inc.
   P&L Associates
   Pembroke Pines Hospital

Galen of Florida, Inc.
   Atlantic Home Health Care
   Bushnell Family Practice Center
   Columbia Dade City Hospital
   Columbia Homecare (Bushnell)
   Columbia Homecare (Dade City)
   Columbia Homecare (Gulfport)
   Columbia Homecare (New Port Richey)
   Columbia Homecare (Orange Park)
   Columbia Homecare (St. Augustine)
   Columbia Homecare (St. Petersburg)
   Columbia Homecare (Zephyrhills)
   Columbia Orange Park Medical Center
   Columbia Rehab Center - Daytona
   Columbia St. Petersburg Medical Center
   Normandy Manor Transitional Living Facility
   Seminole Family Health Centers
   West Central Florida OB/GYN

Galencare, Inc.
   CareOne (Brandon)
   CareOne (Lakeland)
   CareOne (Tampa)
   Columbia Brandon Regional Medical Center
   Columbia Homecare (Brandon)
   Columbia Homecare (Clearwater)
   Columbia Homecare (Lakeland)
   Columbia Homecare (Sebring)
   Columbia Homecare (Tampa)
   Columbia Northside Medical Center

                                 --------------
Grant Center Hospital of Ocala, Inc.
   Columbia North Florida Regional MSO
   Physician Care

Gulf Coast Family Physicians of Southwest Florida, Inc.

Gulf Coast Health Technologies, Inc.

Hamilton Memorial Hospital, Inc.
   Columbia Hamilton Medical Center
   Columbia Homecare (Jasper)

HCA Family Care Center, Inc.
   Columbia Imaging Services, Inc.

HCA Health Services of Florida, Inc.
   Bayonet Point Physician Practice
   Blake Home Health
   Blake Medical Center
   CareOne (Hudson)
   Columbia Blake Homecare
   Columbia Homecare (Bayonet Point)
   Columbia Homecare (Brooksville)
   Columbia Homecare (Hudson)
   Columbia Homecare (Port St. Lucie)
   Columbia Homecare (Springhill)
   Columbia Homecare Blake
   Columbia Medical and Financial Management
   Columbia Medical Center - Port St. Lucie
   Columbia North Florida Radiation Oncology
   Columbia Regional Medical Center Bayonet Point
   Columbia Regional Medical Center Oak Hill
   Columbia Treasure Coast Physician Services
   North Florida Regional Medical Center
   Vero Home Care

                                 --------------
HCA of Florida, Inc.

HD&S Corp. Successor, Inc.

Home Health of Citrus County, Inc.
   Columbia Homecare (Lake City)

Homecare North, Inc.
   Columbia Homecare North

Hospital Corporation of Lake Worth
   Palm Beach Regional Hospital

Hospital Development & Services Corp.

Imaging and Surgery Center of Florida, Inc.
   Clearwater Imaging

Imaging Corp. of the Palm Beaches, Inc.

Intecare, Inc.

Lake City Homecare, Inc.

Largo Medical Center, Inc.
   Columbia Homecare (Clearwater)
   Columbia Homecare (Largo)
   Columbia Homecare (Seminole)
   Columbia Homecare (Tarpon Springs)
   Columbia Largo Medical Center

                                 --------------
Lawnwood Medical Center, Inc.
   Columbia Homecare (Ft. Pierce)
   Harbour Shores of Lawnwood
   Lawnwood Pavilion
   Lawnwood Regional Medical Center

M & M of Ocala, Inc.

Marion Community Hospital, Inc.
   Columbia Homecare
   Columbia Ocala Regional Medical Center

Medical Care of Broward, Inc.

Medical Center of Port St. Lucie, Inc.

Medical Center of Santa Rosa, Inc.
   Columbia CORF - Peninsula
   Columbia Homecare (Ormond Beach)
   Columbia Medical Center - Peninsula
   Columbia Practice Management Services
   Horizon Healthcare
   Santa Rosa Medical Center

MedPlan, Inc.

                                 --------------
Memorial Healthcare Group, Inc.
   Columbia Memorial Hospital Jacksonville
   Columbia Plaza Surgery Center
   Memorial Home Care
   Specialty Hospital Jacksonville

MHS Partnership Holdings JSC, Inc.

MHS Partnership Holdings SDS, Inc.

Miami Heart Medical Management Services, Inc.

Naples Rehabilitative Health Services, Inc.
   Naples Rehab Center

Network Management Services, Inc.

                                 --------------
New Port Richey Hospital, Inc.
   Columbia Homecare (New Port Richey)
   Columbia New Port Richey Hospital
   Community Home Health Care
   Community Hospital of New Port Richey

New Port Richey Physician Hospital Organization, Inc.

North Beach Hospital, Inc.

North Central Florida Health System, Inc.

North Central Florida Holdings, Inc.

North Central Florida Local GP, Inc.

North Central Florida Market GP, Inc.

North Florida Division Practice, Inc.

North Florida GI Center GP, Inc.

North Florida Immediate Care Center, Inc.

North Florida Infusion Corporation

North Florida Physician Services, Inc.

                                 --------------
North Florida Practice Management, Inc.

North Florida Regional Investments, Inc.

North Florida Regional Medical Center, Inc.

Northwest Florida Healthcare Systems, Inc.

Northwest Medical Center, Inc.
   Bayview Senior Health Center
   Columbia Homecare (Boca Raton)
   Columbia Homecare (Ft. Lauderdale)
   Columbia Homecare (Margate)
   Columbia Northwest Medical Center
   Columbia Pompano Beach Medical Center
   Cypress Medical Office Building
   Senior Health Center of Ft. Lauderdale

Notami (Clearwater), Inc.
   CCH Healthcare Centers

Notami Hospitals of Florida, Inc.
   Columbia Homecare
   Lake City Medical Center

Oak Hill Acquisition, Inc.

Oak Hill Physician Hospital Association, L.C.

Ocala Regional Outpatient Services, Inc.

                                --------------
Okaloosa Florida GP, Inc

Okaloosa Florida Holdings, Inc.

Okaloosa Hospital, Inc.
   Columbia Homecare (Niceville)
   Columbia Twin Cities Hospital

Okeechobee Hospital, Inc.
   Raulerson Hospital

OneSource Health, Inc.

OneSource Health Network of South Florida, Inc.
   OneSource Health Network (Miami Lakes)

Orange Park Medical Center, Inc.
   Columbia Orange Park Medical Center

Orlando Depression Center, Inc.
   Orlando Depression Center

Osceola Regional Hospital, Inc.
   Columbia Medical Center - Osceola
   Kissimmee Imaging
   TRICO Home Health Agency
   TRICO Home Health Services - Palm Bay

Palm Beach Healthcare System, Inc.

Palms West Physician Hospital Organization, Inc.

Paragon PHO of North Florida, Inc.

Physical Therapy of Orlando, Inc.
   Central Florida Physical Therapy
   Kissimmee Physical Therapy
   Orlando Hand & Microvascular

                                 --------------
Premier Providers Network of Pinellas County, Inc.

Premier Providers of Hillsborough County, Inc.

Primary Care Medical Associates, Inc.

Putnam Hospital, Inc.
   Columbia Homecare (Palatka)
   Columbia Putnam Medical Center

Sarasota Doctors Hospital, Inc.
   Able Care (Sarasota)
   Advanced Womens Care
   Columbia Doctors Hospital of Sarasota
   Columbia Homecare (Miami Lakes)
   Columbia Homecare (Sarasota)
   Doctors Data Center
   Doctors Home Health Services
   Doctors Medical Lab
   Midtown Nuclear Medicine
   Midtown Radiology
   MRI of Sarasota
   Paragon Associates in Internal Medicine
   Sarasota Rehabilitation Center
   Sarasota Vascular Lab
   The Center for Breast Care

South Bay Physician Clinics, Inc.
   Family Medical Care
   South Bay Family Medical Center

South Broward Practices, Inc.

South Florida Division Practice, Inc.

South Seminole Hospital, Inc.
   Healthworks Plus
   South Seminole Community Hospital

Southwest Florida Division Practice, Inc.

Southwest Florida Health System, Inc.

Southwest Florida Management Associates, Inc.

Southwest Florida Medical Ventures, Inc.

                                 --------------
Southwest Florida Regional Medical Center, Inc.
   Able Care
   Care One (Ft. Myers)
   Columbia Care
   Columbia Center for Cosmetic Surgery
   Columbia Health Services at Belmont Woods
   Columbia Regional Medical Center Southwest Florida
   Mature Adult Counseling Center
   The Memory Center (Southwest Florida Regional)

St. Augustine Hospital, Inc.

Sun City Hospital, Inc.
   Columbia Homecare (Ruskin)
   Columbia South Bay Hospital
   South Bay Home Health Services
   South Bay Physician Clinic
   South Bay Transitional Care Unit

Surgicare America - Winter Park, Inc,

Surgicare of Altamonte Springs, Inc.
   Columbia Florida Surgery Center

Surgicare of Brandon, Inc.

Surgicare of Central Florida, Inc.

Surgicare of Countryside, Inc.

Surgicare of Deland, Inc.

Surgicare of Florida, Inc.
   Tampa Bay Area Anesthesia

Surgicare of Ft. Pierce, Inc.

Surgicare of Kissimmee, Inc.

Surgicare of Manatee, Inc.

Surgicare of Merritt Island, Inc.

Surgicare of New Port Richey, Inc.

                                 --------------
Surgicare of Niceville, Inc.

Surgicare of Orange Park, Inc.
   Columbia Orange Park Surgery Center

Surgicare of Orlando, Inc.

Surgicare of Pinellas, Inc.

Surgicare of Plantation, Inc.

Surgicare of Port St. Lucie, Inc.

Surgicare of St. Andrews, Inc.

Surgicare of Stuart, Inc.

Surgicare of Tallahassee, Inc.

Surgicare of Zephyrhills, Inc.

Systems Medical Management, Inc.
   Health Advantage Network
   OneSource Health Network
   PPO Alliance

Tallahassee Community Network, Inc.

Tallahassee Medical Center, Inc.
   Columbia Homecare (Tallahassee)
   Columbia Tallahassee Community Hospital

Tamarac Acquisition Corporation

Tamarac Hospital Corporation, Inc.

                                 --------------
Tampa Bay Division Practice, Inc.

Tampa Bay Healthcare System, Inc.

Tampa Surgi-Centre, Inc.

The Pinellas Healthcare Alliance, Inc.

University Parkway Healthcare Associates, Inc.

University Physicians Pavilion Association, Inc.

University Psychiatric Center, Inc.

Visual Health and Surgical Center, Inc.
   Visual Health and Surgical Center
   Visual Health Plantation
   Visual Health Pompano
   Visual Health/Bentz Eye Center

Volusia Healthcare Network, Inc.

West Broward Outpatient GI Center, Inc.

West Florida Regional Medical Center, Inc.
   Advanced Home Health Care
   Northwest Florida Home Health Agency
   Okaloosa Cancer Care Center
   West Florida Regional Medical Center

Winter Park Physician Services, Inc.

Women's and Children's Health Connection, Inc.

                                    GEORGIA
                                    -------
Amisub of Georgia, Inc.
   Barrow Medical Center

AOSC Sports Medicine, Inc.
   Northside Sports Medicine & Rehabilitation

Atlanta Outpatient Surgery Center, Inc.

Augusta Physician Practice Company
   Augusta Primary Care

Chatsworth Hospital Corporation
   Columbia Murray Medical Center

Coliseum Health Group, Inc.

Coliseum Park Hospital, Inc.
   Columbia Coliseum Medical Centers

Columbia Coliseum Same Day Surgery Center, Inc.

Columbia Georgia Division, Inc.

Columbia Health Systems of Georgia Resource Network, Inc.

Columbia Physicians Services, Inc.

Columbia Polk General Hospital, Inc.
   Columbia Polk General Hospital
   Emergency Physicians of Polk Hospital

Columbia-Georgia PT, Inc.

Columbus Cardiology, Inc.

                                 --------------

Columbus Doctors Hospital, Inc.
   Columbia Doctors Hospital

Columbus Management Group, Inc.

Community Home Nursing Care, Inc.

Coosa Valley Home Health Care Agency, Inc.
   Columbia Homecare Coosa Valley

Cumberland Physician Corporation

Dekalb Home Health Services, Inc.

Doctors-I, Inc.

Doctors-II, Inc.

Doctors-III, Inc.

Doctors-IV, Inc.

Doctors-IX, Inc.

Doctors-V, Inc.

Doctors-VI, Inc.

Doctors-VII, Inc.

Doctors-VIII, Inc.

Doctors-X, Inc.

Dublin Community Hospital, Inc.
   Columbia Fairview Park Hospital

Fairview Physician Practice Company

Gainesville Cardiology, Inc.

Georgia Psychiatric Company, Inc.
   Columbia Coliseum Psychiatric Hospital

                                 --------------
Greater Gwinnett Physician Corporation

Gwinnett Community Hospital, Inc.
   Eastside Medical Center

HCA Health Services of Georgia, Inc.
   Hughston Sports Medicine Hospital
   Northlake Regional Medical Center

Health Care Management Corporation

Healthfield Services of Middle Georgia, Inc.

Hospital Corporation of Lanier, Inc.
   Columbia Lanier Park Hospital
   Tugaloo Home Health Care

Lanier Physician Services, Inc.

Marietta Outpatient Medical Building, Inc.

Marietta Surgical Center, Inc.

Med Corp., Inc.

Med-Care, Inc.

MedFirst, Inc.

Medical Center-West, Inc.
   Parkway Medical Center

MOSC Sports Medicine, Inc.
   SportsSouth Sports Medicine & Rehabilitation

North Cobb Physical Therapy, Inc.
   North Cobb Physical Therapy

                                 --------------
North Georgia Home Health Agency, Inc.

Northlake Surgery Center, Inc.
   Columbia Northlake Surgical Center

Palmyra Park Hospital, Inc.
   Columbia Palmyra Medical Centers

Parkway Physician Practice Company

Redmond P.D.N., Inc.

Redmond Park Health Services, Inc.

Redmond Park Hospital, Inc.
   Columbia Redmond Regional Medical Center
   Emergency Physicians of CRRMS
   The Surgery Center of Rome

Redmond Physician Practice Company

Redmond Physician Practice Company II

Redmond Physician Practice Company III

Surgery Center of Rome, Inc.

Surgicare of Augusta, Inc.
   Augusta Surgical Center

Surgicare Outpatient Center of Brunswick, Inc.

Tugaloo Home Health Agency, Inc.

West Paces Ferry Hospital, Inc.
   West Paces Medical Center

West Paces Services, Inc.

                                     IDAHO
                                     -----
Eastern Idaho Health Services, Inc.
   Columbia Homecare - Idaho Falls
   Eastern Idaho Regional Behavioral Health Center
   Eastern Idaho Regional Medical Center

West Valley Medical Center, Inc.
   Columbia Homecare Alturas
   Columbia Homecare Idaho
   Columbia Homecare Lakeview
   Columbia Homecare Ontario
   Columbia West Valley Medical Center

                                    ILLINOIS
                                    --------
Chicago Grant Hospital, Inc.
   Columbia Grant Hospital
   Columbia Homecare Chicago North
   Total Homecare of Chicago

COFH, Inc.

Columbia Chicago Division, Inc.

Columbia Chicago Homecare, Inc.

Columbia Chicago Osteopathic Hospitals, Inc.

Columbia Health Partners, Inc.

Columbia LaGrange Hospital, Inc.
   Columbia Homecare West Suburbs
   Columbia Hospice Chicago
   Grant Square Imaging
   LaGrange Memorial Hospital

Columbia Physician Partners Management, Inc.

Galen Hospital Illinois, Inc.
   Columbia Homecare Chicago
   Columbia Michael Reese Hospital
   Hardy Home Health Services
   Michael Reese Chatham Ridge
   Michael Reese Fertility Center
   Michael Reese Hyde Park
   Michael Reese North
   Michael Reese Sears Tower

Galen of Illinois, Inc.
   Community Medical Plaza

Illinois Psychiatric Hospital Company, Inc.
   Barclay Hospital
   Chicago Lakeshore Hospital
   Columbia Behavioral Health Provider Organization
   Columbia Chicago Lakeshore Hospital South Campus
   Riveredge Hospital
   Woodland Behavioral Practice Group
   Woodland Hospital

                                ---------------
Michael Reese Physicians Group, Inc.

Smith Laboratories, Inc.

Surgicare of Belleville, Inc.

Surgicare of Joliet, Inc.

Surgicare of North Michigan Avenue, Inc.

Surgicare of Palos Heights, Inc.

                                    INDIANA
                                    -------
BAMI-COL, Inc.

Basic American Medical, Inc.

F&E Community Developers of Florida, Inc.

HTI Health Services of Indiana, Inc.

Jeffersonville MediVision, Inc.

Surgicare of Indianapolis, Inc.
   PhysicianCare Outpatient Surgery Center

Surgicare of Jeffersonville, L.L.C.

Terre Haute Regional Hospital, Inc.
   Columbia Homecare Terre Haute
   Indiana Institute for Lung Disease and Exercise Physiology
   Regional Family Medical Center
   Terre Haute Regional Hospital

Terre Haute Regional Physician Hospital Organization, Inc.

Thomasville Hospital, Inc.

                                     KANSAS
                                     ------
Columbia Mid-West Division, Inc.

Columbia/HCA of Dodge City, Inc.

Day Surgery, Inc.

Galen of Kansas, Inc.
   American Home Health Care
   Bethany Medical Center
   Columbia Independence Regional Home Health
   Columbia Overland Park Regional Medical Center
   Columbia/Independence Regional Health Center
   La Cygne Rural Health Clinic
   Womens Healthcare Group

Galichia Laboratories, Inc.

HCA Health Services of Kansas, Inc.
   Kansas Healthcare Laboratories
   Total Homecare
   Wesley Medical Center

OB-GYN Diagnostics, Inc.

Overland Park Homecare Services, Inc.

Surgicare of Wichita, Inc.

Surgicenter of Johnson County, Inc.

Total Healthcare, Inc.

Western Plains Regional Hospital, Inc.
   Western Plains Quickcare

Womens's Healthcare Management Group, LLC

                                    KENTUCKY
                                    --------
A.C. Medical, Inc.

B.G. MRI, Inc.

Buffalo Trace Radiation Oncology Center Associates, L.L.C.

CHCK, Inc.
   Samaritan Hospital
   Kentucky Center for Reproductive Medicine
   LifeTek Home Infusion
   Primary Care Partners of Lexington

Columbia Behavioral Health Network, Inc.

Columbia Kentucky Division, Inc.

Columbia Medical Group - Greenview, Inc.

Columbia Medical Group - Pinelake, Inc.

Columbia/Kentucky Services, Inc.

Community Hospital, Inc.
   Columbia PineLake Regional Hospital
   Columbia Homecare - Pinelake

Frankfort Hospital, Inc.
   Bluegrass Regional Primary Care Centre
   Frankfort Regional Medical Center

Galen International Holdings, Inc.

Galen of Kentucky, Inc.
   Advanced Cardiovascular Institute
   Audubon Hospital
   Audubon Medical Plaza
   Caretenders of Elizabethtown - Southwest
   Caretenders of Louisville - Audubon
   Dupont Internal Medicine Associates
   Family Medicine Associates
   Hikes Point - The Family Health Care Center
   Regional Hospital Services
   Southside Primary Care Center
   Southwest Hospital
   Suburban Hospital
   The Family Health Care Center

GALENCO, Inc.

                                ---------------
Greenview Hospital, Inc.
   Columbia Homecare Greenview Regional Hospital
   Greenview Regional Hospital
   Same Day Surgery

Hospital Corporation of Kentucky
   Bourbon Community Hospital
   Georgetown Community Hospital
   Maysville Family Medical Clinic - Brooksville
   Meadowview Regional Hospital Skilled Nursing
   Meadowview Regional Medical Center
   Scott Family Medicine

Kentucky IMS, Inc.

Lake Cumberland Health Care, Inc.
   Lake Cumberland Home Health Agency
   Lake Cumberland Medical Associates
   Lake Cumberland Regional Hospital
   Somerset Health and Wellness Center
   Somerset Imaging Center

Logan Memorial Hospital, Inc.
   Logan Memorial Hospital

Physicians Medical Management, L.L.C.

South Central Kentucky Corp.

Spring View Health Alliance, Inc.

Springview Hospital, Inc.
   Spring View Hospital

Subco of Kentucky, Inc.

Surgicare of Owensboro, Inc.

The Owensboro Surgery Center, Inc.
   Owensboro Ambulatory Surgical Facility
   Owensboro Surgery Center

Tri-County Community Hospital, Inc.

                                   LOUISIANA
                                   ---------
Acadiana Care Center, Inc.

Acadiana Practice Management, Inc.

Acadiana Regional Pharmacy, Inc.

Caddo-Bossier Regional Clinic, L.L.C.
   Family First

Columbia Healthcare System of Louisiana, Inc.

Columbia West Bank Hospital, Inc.

Columbia/HCA Healthcare Corporation of Central Louisiana, Inc.

Columbia/HCA of Baton Rouge, Inc.
   Capital Area Provider Alliance

Columbia/HCA of New Orleans, Inc.

Columbia/Lakeview, Inc.

Dauterive Hospital Corporation
   Circle of Support
   Columbia Homecare Dauterive
   Dauterive Hospital
   Physio-Industrial Network

Galen of Louisiana, Inc.
   Columbia Springhill Medical Center

Hamilton Medical Center, Inc.

                                ----------------
HCA Health Services of Louisiana, Inc.
   Columbia North Monroe Hospital

HCA Highland Hospital, Inc.
   Columbia Highland Hospital
   Columbia Homecare Highland

Lake Area Medical Center, Inc.

Lake Charles Surgery Center, Inc.

Louisiana Psychiatric Company, Inc.
   Columbia DePaul Hospital

Medical Center of Baton Rouge, Inc.
   Columbia Lakeside Hospital
   Columbia Medical Center (LA)
   Medical Center of Baton Rouge Genesis Family

Notami (Opelousas), Inc.

Notami Hospitals of Louisiana, Inc.
   Columbia Lakeview Regional Medical Center
   Columbia Riverview Medical Center

                                ----------------
Select Healthcare Services, Inc.

Surgicare Merger Company of Louisiana

Surgicare of Lafayette, Inc.

Surgicare of Lakeview, Inc.
   Columbia Lakeview Surgery Center

Surgicare Outpatient Center of Baton Rouge, Inc.

Surgicare Outpatient Center of Lake Charles, Inc.

Surgicare of East Jefferson, Inc.

University Healthcare System, L.C.
   Tulane University Hospital & Clinic

Ville Platte Acquisition Corporation

WGH, Inc.

Women's and Children's Hospital, Inc.
  Columbia Women's and Children's Hospital

                                 MASSACHUSETTS
                                 -------------
Columbia Homecare of Massachusetts, Inc.

Columbia Hospital Corporation of Massachusetts, Inc.

Columbia Neponset Healthcare System, Inc.

Health Imaging Center of Boston, Inc.

Same Day Surgicare of New England, Inc.
   Same Day Surgicare of New England

Surgicare of Suburban, Inc.

Waltham Surgicare, Inc.

                                   MINNESOTA
                                   ---------
St. Cloud Surgical Center, Inc.

Surgicare of Minneapolis, Inc.

                                  MISSISSIPPI
                                  -----------
Brookwood Medical Center of Gulfport, Inc.

Coastal Imaging Center of Gulfport, Inc.

Galen of Mississippi, Inc.

Garden Park Physician Services Corporation

GOSC-GP, Inc.

Gulf Coast Medical Ventures, Inc.

HTI Health Services, Inc.
   Vicksburg Medical Center

Lakeland Physicians Medical Building, Inc.

Surgicare of Gulfport, Inc.

Surgicare of Jackson, Inc.

Surgicare of Mississippi, Inc.

                                    MISSOURI
                                    --------
Business Health Services, Inc.
   Keystone Family Medical Clinic

Clinical Management Services, Inc
   CareNow

Clinical Specialties, Inc
   PRO-LAB

Comprehensive Care Clinics, Inc.

HCA Health Services of Missouri, Inc.

M.W.A, Inc.

Metropolitan Providers Alliance, Inc.

Midwest Psychiatric Center, Inc.
   Research Psychiatric Center

Notami Hospitals of Missouri, Inc.

Oak Grove Medical Clinic, Inc.
   Oak Grove MMP
   Odessa MMP

Physical Therapy Affiliates, Inc.
   Physical Therapy Affiliates

PRI-MED, Inc.

Surgicare of Antioch Hills, Inc.
   North Hills Medical & Surgical Center
   Surgicenter of Gladstone

                                ---------------
Surgicare of Independence, Inc.

Truman-Forest Pharmacy, Inc.

                                    NEBRASKA
                                    --------
Omaha Healthcare System, Inc.

                                     NEVADA
                                     ------
CHC Venture Co.

CHCA Capital GP, Inc.

Chiron, Inc.

Columbia Hospital Corporation of West Houston

Columbia Southwest Division, Inc.

Columbia-SDH Holdings, Inc.

Columbia/TSP Holdings, Inc.

Desert Physical Therapy, Inc.
   Columbia Desert Physical Therapy

HCA Health Services of Nevada, Inc.

James Bros., Inc.

Las Vegas Physical Therapy, Inc.
   Lynn Maguire Physical Therapy

Las Vegas Surgicare, Inc.
   Columbia Sunrise Las Vegas Surgicare

                                 -------------
National Care Services Corp. of Nevada
   Columbia Sunrise Diagnostic Center
   Columbia Sunrise Homecare
   Kids Healthcare

Nevada Psychiatric Company, Inc.

Pasadena Holdings, Inc.

Rio Grande/Piney Woods Holdings (Nevada), Inc.

Sunrise Clinical Research Institute, Inc.

Sunrise Hospital
   Columbia Henderson Clinic/Real Estate
   Columbia Precision Imaging
   Columbia Sunrise Flamingo Surgery Center
   Columbia Sunrise Health Strategies
   Columbia Sunrise Homecare Senior
   Sunrise Children's Hospital
   Sunrise Hospital & Medical Center

Sunrise Mountainview Hospital, Inc.
   MountainView Hospital

Sunrise Outpatient Services, Inc.

                                 -------------
Surgicare of Green Valley, Inc.

Surgicare of Las Vegas, Inc.
   Columbia Sunrise Surgical Center - Sahara

Surgicare of Reno, Inc.

Value Health Holdings, Inc.

VH Holdings, Inc.

Western Plains Capital, Inc.

                                 NEW HAMPSHIRE
                                 -------------
HCA Health Services of New Hampshire, Inc.
   Columbia Homecare Parkland Medical Center
   Columbia Parkland Medical Center
   Columbia Parkland Rehabilitation Services - Londonderry
   Columbia Parkland Rehabilitation Services - Salem
   Columbia Portsmouth Pavilion
   Columbia Portsmouth Regional Hospital
   Londonderry Physical Therapy Center
   Main Street Medical Park
   Parkland Eldercare
   Windham Pediatrics

Health Imaging Asset Management, Inc.

Health Imaging Center of Columbus, Inc.

Health Imaging Centers, Inc.

Parkland Physician Services, Inc.

Regional Psychiatric Company, Inc.

                                   NEW MEXICO
                                   ----------
HCA Health Services of New Mexico, Inc.

Healthcare Corporation of Southern New Mexico
   Columbia Homecare Carlsbad
   Columbia Homecare Hobbs
   Columbia Medical Center of Carlsbad

Hobbs Community Hospital, Inc.
   Columbia Lea Regional Medical Center
   Lea Regional Home Health

New Mexico Psychiatric Company, Inc.
   Heights Psychiatric Hospital

                                    NEW YORK
                                    --------
Critical Care America of New York, Incorporated

                                 NORTH CAROLINA
                                 --------------
CareOne Home Health Services, Inc.
   CareOne (Charlotte, NC)
   CareOne (Monroe, NC)

Columbia Davis Holdings, Inc.

Columbia North Carolina Division, Inc.
   Columbia Network Healthcare

Columbia-CFMH, Inc.

Cumberland Medical Center, Inc.
   Columbia Highsmith-Rainey Memorial Hospital
   Hope Mills Family Medicine Center

Davis Community Primary Care Network, Inc.

Galen of North Carolina, Inc.

HCA - Raleigh Community Hospital, Inc.
   Columbia Advantage Home Care
   Columbia Homecare North Carolina (Chapel Hill, NC)
   Columbia Homecare North Carolina (Raleigh, NC)
   Columbia Raleigh Community Hospital
   Health Plus

Heritage Hospital, Inc.
   Heritage Hospital
   Northeastern Rehabilitation Center

                             ---------------------

Hospital Corporation of North Carolina
   Columbia Brunswick Hospital
   Columbia Care (NC)
   Columbia Davis Medical Center
      Columbia Davis Medical Center Department of Psychiatry and Behavioral Medicine
   Columbia Homecare North Carolina (Monroe, NC)
   Intra-Net

HTI Health Services of North Carolina, Inc.
   Carolinas Bone & Joint Institute
   Carolinas Neuroscience Center
   Carolinas Neuroscience Institute
   Carolinas Orthopaedic & Sports Institute
   Carolinas Orthopaedic & Sports Medicine Center
   Carolinas Orthopaedic Institute
   Carolinas Physical Achievement Institute
   Carolinas Sports Medicine Institute
   Children's Work Out
   Orthopaedic Hospital & Center for Human Performance
   Orthopaedic Hospital & Center for Physical Achievement
   Orthopaedic Institute
   Orthopaedic Institute & Center for Research
   Southeast Bone & Joint Institute
   Southeast Orthopedic & Human Performance Institute
   Southeast Orthopaedic & Sports Medicine Center
   Southeast Orthopaedic & Sports Medicine Institute
   Southeastern Neuroscience Institute
   Southeastern Orthopaedic Institute

                             ---------------------


Optical Shop, Inc.

Raleigh Community Physical Therapy & Sports Medicine Center, Inc.

Raleigh Community Primary Care Network, Inc.

Salem Optical Company, Inc.

Southeastern Eye Center, Inc.

Wake Psychiatric Hospital, Inc.
   Holly Hill Hospital

                                      OHIO
                                      ----
AHN Holdings, Inc.

Columbia Ohio Division, Inc.

Columbia/Deaconess, Ltd., an Ohio Limited Liability Company

Columbia/HCA Healthcare Corporation of Northern Ohio

E.N.T. Services, Inc.

Middleburg Heights Surgical Center, Inc.

Ohio Health Choice Ventures, Inc.

Surgicare of Beachwood, Inc.

Surgicare of Dayton, Inc.

Surgicare of Lorain County, Inc.

Surgicare of North Cincinnati, Inc.

Surgicare of Westlake, Inc.

The Surgery Center Laboratory, Inc.

The Surgery Center Radiology, Inc.

The Surgery Center West, Ltd., a limited liability company

                                    OKLAHOMA
                                    --------
Claremore Regional Hospital, Inc.

Columbia Doctors Hospital of Tulsa, Inc.
   Columbia Doctors Hospital (OK)

Columbia Oklahoma Division, Inc.

Columbia South Tulsa Hospital Company, Inc.

Edmond Physician Hospital Organization, Inc.

HCA Health Services of Oklahoma, Inc.
   Bethany Health Center
   Capstone Medical Group
   Columbia Presbyterian Hospital
   Presbyterian Center for Healthy Living
   Rogers Occupational Clinic

Health Partners of Oklahoma, Inc.

Hometrust of Oklahoma, Inc.

Integrated Management Services of Oklahoma, Inc.

Lake Region Health Alliance Corporation

Medical Imaging, Inc.

Notami Hospitals of Oklahoma, Inc.
   Columbia Behavioral Health Center of Lawton
   Columbia Claremore Regional Hospital
   Columbia Homecare Oklahoma
   Columbia Homecare Oklahoma 1
   Columbia Southwestern Medical Center
   Columbia Specialty Hospital of Tulsa
   Columbia Tulsa Regional Medical Center

                                ---------------
Oklahoma Surgicare, Inc.

Plains Healthcare System, Inc.

Southwestern Medical Center, Inc.
   Columbia Homecare Southwestern

Stephenson Laser Center, L.L.C.

Surgicare of Tulsa, Inc.
   Columbia Surgicare of Tulsa

Wagoner Medical Group, Inc.

                                 OREGON
                                 ------

Hospital Corporation of Douglas, Inc.
   Columbia Douglas Medical Center

Northern Oregon Healthcare Corporation
   Central Coast Counseling
   Columbia Williamette Valley Medical Center

Surgicare of Salem, Inc.

                                  PENNSYLVANIA
                                  ------------

Basic American Medical Equipment Company, Inc.

Surgicare of Philadelphia, Inc.

                                  RHODE ISLAND
                                  ------------
Atwood Surgicare, Inc.

Blackstone Valley Surgicare, Inc.
   Columbia Blackstone Valley Surgicare

Columbia Northeast Corporation

Columbia Rhode Island Healthcare, Inc.

Pawtucket Outpatient Medical Building, Inc.

Warwick Surgicare, Inc.

Wayland Square Surgicare, Inc.
   Columbia Wayland Square Surgicare

                                 SOUTH CAROLINA
                                 --------------

C/HCA Development, Inc.
   Carolinas Behavioral Health, L.L.C.
   Chicago Osteopathic Home Health
   Columbia Chicago Osteopathic Hospital & Medical Center
   Columbia Homecare South Suburbs
   Columbia Olympia Fields Osteopathic Hospital

Carolina Regional Surgery Center, Inc.

Chesterfield General Hospital, Inc.

Coastal Carolina Home Care, Inc.

Columbia Carolinas Division, Inc.

Columbia/HCA Healthcare Corporation of South Carolina

DMH Spartanburg, Inc.

Doctors Memorial Hospital, Inc.

Edisto Multispecialty Associates, Inc.

HTI South Carolina, Inc.

Low Country Health Services, Inc. of the Southeast

Myrtle Beach Hospital, Inc.
   Grand Strand Regional Medical Center

                             ---------------------

North Trident Regional Hospital, Inc.
   Columbia Homecare Coastal Carolina
   Columbia Homecare Doctor's
   Summerville Medical Center
   Trident Regional Medical Center

Providence Eye Care, Inc.

Trident Medical Services, Inc.

Walterboro Community
   Colleton Medical Center
   Pulaski Medical Center

                                  SWITZERLAND
                                  -----------
Permanence de L'Hopital de la Tour
   Geneva Outpatient Clinic

Columbia Hopital de la Tour S.A.
   Hospital de la Tour et Pavilion Gourgas

                                   TENNESSEE
                                   ---------

Appalachian OB/GYN Associates, Inc.

Athens Community Hospital, Inc.
   Athens Regional Medical Center

Availis Health Products, Inc.
   Availis

Central Credentialing Services, Inc.

Central Tennessee Hospital Corporation
   Columbia Cheatham Medical Center
   Columbia HomeCare (Dickson, TN)
   Columbia Horizon Medical Center
   Horizon Academy

Charter/North Star Behavioral Health System, LLC

Chattanooga Health System, Inc.

Chattanooga Healthcare Network Partner, Inc.

Columbia Behavioral Health of Tennessee, L.L.C.

Columbia Eastern Group, Inc.

Columbia Health Management, Inc.
   Columbia Healthcare Network
   Columbia Psychiatric Network
   The Health Advantage Network of Tennessee

                                ----------------

Columbia Healthcare Network of Tri-Cities, Inc.

Columbia Healthcare Network of West Tennessee, Inc.

Columbia Information Systems, Inc.

Columbia Integrated Health Systems, Inc.

Columbia Medical Group - Athens, Inc.

Columbia Medical Group - Centennial, Inc.

Columbia Medical Group - Chatsworth, Inc.

Columbia Medical Group - Crockett, Inc.
   Medical Practice Associates

Columbia Medical Group - Daystar, Inc.

Columbia Medical Group - Dickson, Inc.
   Horizon Medical Group
   Waverly Healthcare Services

                                ----------------

Columbia Medical Group - Eastridge, Inc.

Columbia Medical Group - Franklin Medical Clinic, Inc.

Columbia Medical Group - Hendersonville, Inc.

Columbia Medical Group - Hilcrest, Inc.

Columbia Medical Group - Hillside, Inc.

Columbia Medical Group - Indian Path, Inc.
   Indian Path Medical Group

Columbia Medical Group - Livingston, Inc.
   Family Practice Associates of Gainesboro
   Overton County Medical Center
   Twin Lake Otolaryngology
   Upper Cumberland Medical Associates

Columbia Medical Group - Nashville Memorial, Inc.
   Internal Medicine Group
   Memorial Family Medicine

Columbia Medical Group - North Side Specialty, Inc.
   Family Physicians of Johnson City

                                ----------------

Columbia Medical Group - Parkridge, Inc.
   East Brainerd Medical Center
   Family & Sports Medicine
   Four Corners Medical Center
   Gunbarrel Medical
   Signal Mountain Medical Center
   St. Elmo Medical Center

Columbia Medical Group - Parthenon, Inc.

Columbia Medical Group - Regional, Inc.
   Jackson Regional Pediatric Center

Columbia Medical Group - River Park, Inc.
   McMinnville Medical Physicians
   Medical Group of McMinnville
   River Park Clinic

Columbia Medical Group - South Pittsburg, Inc.

Columbia Medical Group - Southern Hills, Inc.
   Columbia Cool Springs Medical Center
   Family Practice Associates of Southern Hills
   Internal Medicine Associates of Southern Hills
   Pediatric Associates of Southern Hills

                                ----------------

Columbia Medical Group - Southern Medical Group, Inc.

Columbia Medical Group - Southern Tennessee, Inc.

Columbia Medical Group - Stones River, Inc.
   Stones River Family Medicine

Columbia Medical Group - Summit, Inc.
   Summit Family Practice

Columbia Medical Group - Sycamore Shoals, Inc.

Columbia Medical Group - The Frist Clinic, Inc.

Columbia Medical Group - Trinity, Inc.
   North Clarksville Medical Clinic
   Trinity Family Clinic

Columbia Medical Group - Volunteer, Inc.
   Martin Specialty Clinic

Columbia Mid-America Group, Inc.

Columbia Mid-Atlantic Division, Inc.

Columbia Nashville Division, Inc.

                                ----------------

Columbia Northeast Division, Inc.

Columbia Regional Medical Center, L.L.C.

Columbia Volunteer Division, Inc.

Crockett General Hospital, Inc.
   Columbia Crockett Hospital

Cumberland Division, Inc.

Eastern Idaho Regional, L.L.C.

Eastern Tennessee Medical Services, Inc.

General Care Corp.
   Regional Hospital of Jackson

GMC Management Services Organization, L.L.C.

                                ----------------

HCA Crossroads Residential Centers, Inc.

HCA Development Company, Inc.

HCA Health Services of Tennessee, Inc.
   Centennial Medical Center/Parthenon Pavilion
   Columbia Centennial Medical Center
   Smyrna Medical Center
   Southern Hills Medical Center
   Summit Medical Center

HCA Home and Clinical Services, Inc.

HCA International Company

HCA Medical Services, Inc.

HCA Psychiatric Company

HCA Realty, Inc.

Healthcare Management Research and Development, Inc.

Healthtrust, Inc. - The Hospital Company (TN)

Hendersonville Hospital Corporation
   Bluegrass Urgent Care Center
   Bridgeway Home Health Services
   Columbia Hendersonville Hospital
   Columbia Homecare Hendersonville
   Westmoreland Family Clinic

                                ----------------

Holly Hill/Charter Behavioral Health System, L.L.C.

Hometrust Management Services, Inc.
   Columbia Home Care Network

Horizon Occupational Health Services Corporation

Hospital Corporation of Smith and Overton County
   Columbia Homecare Livingston
   Livingston Regional Hospital

Hospital Corporation of Tennessee
   Columbia Homecare of Northwest Tennessee
   Columbia Volunteer General Hospital
   Martin Pediatric and Adolescent Clinic
   Superior Home Health Care

Hospital Realty Corporation

HTI Memorial Hospital Corporation
   Columbia Nashville Memorial Hospital
   Columbia Subacute Services of Tennessee

HTI Tri-Cities Rehabilitation, Inc.

Humbolt Cedar Crest Hospital, Inc.

Indian Path Hospital, Inc.
   Columbia Indian Path Medical Center
   Columbia Indian Path Pavilion
   Columbia Indian Path Surgery Center
   Superior Home Health of East Tennessee
   Superior Home Medical Equipment

                                ----------------

Indian Path Rehabilitation Center, Inc.

IPN Services, Inc.

Johnson City Eye & Ear Hospital, Inc.
   Johnson City Specialty Hospital

Judy's Foods, Inc.

Medical Resource Group, Inc.

Middle Tennessee Medical Services Corporation
   Masterpiece Healthcare Services
   TriMed Healthcare Services

Nashville Psychiatric Company, Inc.

North Side Hospital, Inc.
   Columbia North Side Hospital
   Northeast Tennessee Medical Center

                                ----------------

Parkridge Hospital, Inc.
   Care Plus Home Health Services of Chattanooga
   Columbia East Ridge Hospital
   Columbia HomeCare - Chattanooga, TN
   Columbia Homecare East Ridge Hospital
   Columbia Homecare Tennessee
   Columbia Parkridge Medical Center
   Columbia Valley Hospital

Parkside Surgery Center, Inc.

Parthenon Financial Services, Inc.

Parthenon Travel Services, Inc.

PSN Leadership Group, Inc.
   Columbia Healthcare Network
   Columbia Psychiatric Network
   The Health Advantage Network of Middle Tennessee

Quantum Innovations, Inc.

River Park Hospital, Inc.
   River Park Hospital (TN)

SCMH Corporation
   Columbia Smith County Memorial Hospital
   The Renewal Center at Smith County Memorial Hospital

Southern Tennessee Ambulance Services, Inc.

SP Acquisition Corp.
   Columbia Grandview Medical Center
   Columbia South Pittsburg Hospital
   Columbia Whitwell Medical Center

                                ----------------

Stones River Hospital, Inc.
   Columbia Emerald-Hodgson Hospital
   Columbia Homecare Winchester
   Columbia Southern Tennessee Medical Center
   Columbia Stones River Hospital
   Southern Tennessee Home Care
   Southern Tennessee Skilled Facility

Sullins Surgical Center, Inc.

Surgicare of Madison, Inc.

Surgicare Outpatient Center of Jackson, Inc.

Sycamore Shoals Hospital, Inc.
   Columbia Homecare East Tennessee
   Columbia Sycamore Shoals Hospital

Tennessee Healthcare Management, Inc.
   Brentwood Primary Care
   Columbia Care Medical Center
   Columbia CorpCare Advantage
   Columbia Physician Services (TN)
   Manchester Family Medicine
   Marshall Medical Group
   Medical Associates of Athens
   Medical Group of Sparta
   Primary Care Associates
   Southern Tennessee Medical Center of Tracy City
   The Englewood Clinic
   Winchester Pediatrics

The Charter Cypress Behavioral Health System, L.L.C.
   Cypress Hospital

Trinity Hospital Corporation
   Columbia Homecare Trinity
   Columbia Trinity Hospital

                                     TEXAS
                                     -----

Arlington Diagnostic South, Inc.

Austin Medical Center, Inc.
   Austin Diagnostic Clinic

Bailey Square Outpatient Surgical Center, Inc.

Bay Area Surgicare Center, Inc.

Beaumont Healthcare System, Inc.

Beaumont Hospital, Inc.
   Columbia Beaumont Medical Center
   Columbia Home Care of Beaumont
   Fannin Pavilion

Bedford-Northeast Community Hospital, Inc.
   Institute of Sports Rehabilitation and Fitness
   Northeast Community Hospital Skilled Nursing Unit

Bellaire Imaging, Inc.

Brazos Acquisition Corp.

Brownsville-Valley Regional Medical Center, Inc.

                                  ------------

Brownwood Regional Hospital, Inc.
   Brownwood Regional Hospital Home Care Services
   Columbia Brownwood Regional Medical Center
   Columbia One Source Health Center - Comanche
   Columbia One Source Health Center - Cross Plains
   Columbia One Source Health Center - Dublin
   Columbia One Source Health Center - Early
   Columbia One Source Health Center - Rising Star
   Columbia One Source Health Center - San Saba
   Doctors Medical Clinic

BVMC, Inc.
   Brazos Valley Medical Center - Bremond
   Columbia Home Care - Navasota
   Columbia Treatment Center
   The Surgical Center

C.E.P. Physical Therapy Centers, Inc.

CHC Payroll Company

CHC Realty Company

CHC-El Paso Corp.

CHC-Miami Corp.

Clear Lake Regional Medical Center, Inc.
   Columbia Alvin Medical Center
   Columbia Clear Lake Regional Medical Center

Columbia Ambulatory Surgery Division, Inc.

                                  ------------

Columbia BVMC, Inc.
   Columbia Homecare (College Station, TX)
   Columbia Medical Center (College Station, TX)

Columbia Central Group, Inc.

Columbia Central Texas Division, Inc.

Columbia Central Verification Services, Inc.

Columbia Champions Treatment Center, Inc.
   Columbia Champions Treatment Center

Columbia GP of Mesquite, Inc.

Columbia Greater Houston Division, Inc.
   Greater Houston Division Creative Services

Columbia Greater Houston Division Healthcare Network, Inc.
   Columbia Healthcare Network (Houston)

Columbia Hospital Corporation at the Medical Center

Columbia Hospital Corporation of Arlington

Columbia Hospital Corporation of Bay Area

Columbia Hospital Corporation of Corpus Christi

                                  ------------

Columbia Hospital Securities Corporation

Columbia Lone Star/Arkansas Division, Inc.

Columbia Medical Center of Las Colinas, Inc.
   Columbia Medical Center of Las Colinas

Columbia North Texas Division, Inc.

Columbia Northwest Medical Center, Inc.

Columbia Patient Account Services, Inc.

Columbia Psychiatric Management Co.

Columbia South Texas Division, Inc.

Columbia Specialty Hospitals, Inc.

Columbia Surgery Group, Inc.

Columbia-Quantum, Inc.

Columbia/HCA Healthcare Corporation of Central Texas

                                  ------------

Columbia/HCA Heartcare of Corpus Christi, Inc.

Columbia/HCA International Group, Inc.

Columbia/HCA of Houston, Inc.

Columbia/HCA of North Texas, Inc.

Columbia/HCA of San Angelo, Inc.
   Columbia Homecare West Texas
   Columbia Medical Center of San Angelo

Columbia/HCA Western Group, Inc.

Conroe Hospital Corporation
   Columbia Conroe Regional Medical Center

Coronado Community Hospital, Inc.
   Columbia Homecare Amarillo
   Columbia Homecare Borger
   Columbia Homecare Childress
   Columbia Homecare Clarendon
   Columbia Homecare Dalhart
   Columbia Homecare Dumas
   Columbia Homecare Lubbock
   Columbia Homecare Pampa
   Columbia Medical Center of Pampa
   Coronado Health Network

                                  ------------

Credentialing Center of South Texas, Inc.

DFW Physician Services Corporation
   Columbia Practice Management Services (DFW)

Doctors Hospital (Conroe), Inc.

El Paso Nurses Unlimited, Inc.
   Nurses Unlimited of El Paso

El Paso Pathology Group, P.A.

El Paso Surgicenter, Inc.
   Columbia Surgical Center of El Paso

Endoscopy Clinic of Dallas, Inc.

EPIC Properties, Inc.

EyeCare Providers of America, Inc.

Fort Worth Investments, Inc.

                                  ------------

Galen Hospital of Baytown, Inc.

Galen Hospitals of Texas, Inc.
   Central Home Health Care
   Columbia Dunwoody Medical Center
   Columbia Home Health Services
   Columbia Homecare (Dallas, TX)
   Well Health Center

Greater Houston Emergency Services, Inc.

Greater Houston Preferred Provider Option, Inc.
   Greater Houston PPO

Gulf Coast Provider Network, Inc.

HCA Health Services of Texas, Inc.
   HCA Alliance Airport Clinic
   McAllen Regional Imaging Center
   Med Alliance

HCA Plano Imaging, Inc.

HEI Construction, Inc.

HEI Orange, Inc.

                                  ------------

HEI Publishing, Inc.

HEI Sealy, Inc.

Houston Northwest Surgical Partners, Inc.

HTI Gulf Coast, Inc.

KPH-Consolidation, Inc.
   Columbia Kingwood Homecare
   Columbia Kingwood Medical Center

Longview Regional Hospital, Inc.
   Columbia Homecare Regional Medical Center
   Gilmer Home Care
   Home Health Care
   Longview Regional Medical Center

Longview Regional Physician Hospital Organization, Inc.

Mansfield Hospital, Inc.

Med Plus of El Paso, Inc.

                                  ------------

Med-Center Hosp./Houston, Inc.

Medical Center Healthcare Alliance, Inc.

Medical City Dallas Hospital, Inc.
   Arlington Clinic
   CareOne [Dallas & Hurst, TX]
   Columbia Children's Hospital at Medical City Dallas
   Columbia Homecare Dallas [Corsicana, Duncanville, Lancaster, Richardson TX] Comfort Health Care Services
   Las Colinas Clinic

MediPurchase, Inc.

Metroplex Surgicenters, Inc.

MGH Medical, Inc.
   Metropolitan Transitional Care Unit

MHS Surgery Centers, L.L.C.

Mid-Cities Surgi-Center, Inc.

Midway Park Health Network, Inc.

                                  ------------

Navarro Memorial Hospital, Inc.
   Cedar Creek Medical Associates
   Kerens Clinic

Northeast PHO, Inc.

Paragon of Texas Health Properties, Inc.

Paragon Physicians Hospital Organization of South Texas, Inc.

Paragon Surgery Centers of Texas, Inc.

Pasadena Bayshore Hospital, Inc.
   Columbia Bayshore Medical Center

Piney Woods Holdings, Inc.

Qualitycare Network of Greater Houston, Inc.

Rio Grande Regional Hospital, Inc.

Rio Grande Regional Investments, Inc.

Rosewood Medical Center, Inc.
   Columbia Rosewood Medical Center
   MRI Southwest

                                  ------------

S.A. Medical Center, Inc.
   CareOne [Austin, Lockhart, Marble Falls TX]

San Antonio Regional Hospital, Inc.

Silsbee Hospital, Inc.
   Columbia Homecare (Jasper)
   Columbia Homecare (Silsbee)
   Silsbee Doctors Hospital

South Texas Surgicare, Inc.

Southwest Houston Surgicare, Inc.

Spring Branch Medical Center, Inc.
   Columbia Spring Branch Medical Center
   Sam Houston Memorial Hospital

Sun Towers/Vista Hills Holding Co.

Sunbelt Regional Medical Center, Inc.
   Columbia East Houston Medical Center
   Columbia Homecare East Houston Medical Center
   Personal Care Home Health

                                  ------------

Surgical Center of Dallas, Inc.

Surgical Center of Irving, Inc.

Surgical Center of Wichita Falls, Inc.

Surgicare of Amarillo, Inc.

Surgicare of Central San Antonio, Inc.

Surgicare of Gramercy, Inc.

Surgicare of North San Antonio, Inc.

Surgicare of Northeast San Antonio, Inc.

Surgicare of Round Rock, Inc.

Surgicare of Sherman, Inc.

Surgicare of Southeast Texas, Inc.

Surgicare of Travis Center, Inc.
   Columbia Travis Centre Outpatient Surgery

Surgicare of Victoria, Inc.

                                  ------------

Texas Medical Technologies, Inc.

Texas Outpatient Surgicare Center, Inc.

Texas Psychiatric Company, Inc.

The West Texas Division of Columbia, Inc.

Victoria Hospital Corporation
   Columbia DeTar Hospital
   Columbia Homecare
   Columbia Homecare DeTar [Cuero, Goliad, Halletsville, Kennedy, Refugio,
     Victoria TX]

Village Oaks Medical Center, Inc.

W & C Hospital, Inc.
   The Woman's Place

Waco Hospital Corp.

                                  ------------

Waco Outpatient Surgical Center, Inc.

West Houston ASC, Inc.

West Houston Outpatient Medical Facility, Inc.

West Houston Surgicare, Inc.
   Columbia West Houston Surgicare

Wharton Hospital Corporation
   Columbia Gulf Coast Medical Center
   Columbia Homecare
   Columbia Homecare Gulf Coast
   Columbia Hospice Gulf Coast
   El Campo Memorial Hospital
   Prenatal Health Center of El Campo
   South Texas Rural Health Clinic

WHMC, Inc.
   West Houston Medical Center

Woman's Hospital of Texas, Incorporated
   Columbia Woman's Hospital of Texas
   Metropolitan Home Health

Woodland Heights General Hospital, Inc.
   Columbia Diagnostic Center
   Columbia Health Center of Wells
   Columbia Sports and Rehabilitation Center
   Columbia Woodland Heights Health Center of Livingston

                                 UNITED KINGDOM
                                 --------------

Columbia Healthcare Limited
   London Laboratory, MDL
   Princess Grace Hospital
   The Harley Street Clinic
   The Portland Hospital for Women and Children
   The Wellington Day Surgery Center
   The Wellington Hospital

Columbia Staffing Limited

Columbia U.K. Finance Limited

Columbia U.K. Holdings Limited

Columbia U.K. Investments Limited

Harley Street Leasing Limited

The London Comprehensive Cancer Center Limited

The Wellington Private Hospital Limited

                                      UTAH
                                      ----

Brigham City Community Hospital, Inc.
   Brigham City Community Hospital

Brigham City Health Plan, Inc.

Castleview Hospital, Inc.
   Castleview Hospital

Columbia Home Care Services of Utah, Inc.

Columbia Mountain Division, Inc.

Columbia Ogden Medical Center, Inc.
   Columbia Ogden Regional Medical Center

Columbia Utah Division, Inc.

Eastern Utah Health Plan, Inc.

General Hospitals of Galen, Inc.
   Cartersville Medical Center
   Creekside Home Care of Northern Utah
   Davis Hospital and Medical Center
   Peachtree Health and Fitness Center
   Peachtree Regional Hospital

Healthcare of Central Utah, Inc.

Healthtrust Utah Management Services, Inc.

                                  -----------

Hospital Corporation of Utah
   Bountiful Laundry
   Lakeview Hospital

HTI - Managed Care of Utah, Inc.

HTI Homemed of Utah, Inc.
   InfusaMed

HTI of Utah, Inc.
   Ashley Valley Medical Center

HTI Physician Services of Utah, Inc.

HTI Utah Data Corporation

Lakeview Health Plan, Inc.

Medical Services of Salt Lake City, Inc.

MHHE Corporation
   MEDICO

Mountain View Health Plan, Inc.

Mountain View Hospital, Inc.

                                  -----------

Northern Utah Healthcare Corporation
   Columbia Homecare
   Columbia St. Mark's Hospital

Ogden Regional Health Plan, Inc.

Paracelsus Davis Hospital, Inc.

Pioneer Valley Health Plan, Inc.

Pioneer Valley Hospital, Inc.
   Columbia Jefferson Medical Center
   Halstead Hospital
   Pioneer Valley Hospital

Premier Medical Network, Inc.

Salt Lake City Surgicare, Inc.

Southridge Professional Plaza, L.L.C.

St. Mark's Investments, Inc.

St. Mark's Physicians, Inc.

West Jordan Hospital Corporation
   Columbia Northridge Medical Center

                                    VIRGINIA
                                    --------

Ambulatory Services Management Corp. of Chesterfield County, Inc.

Ashburn Medical Center
   Columbia Primary Care Associates, Ltd.

Behavioral Health of Virginia Corporation

Chicago Medical School Hospital, Inc.

Chippenham and Johnston-Willis Hospitals, Inc.
   Amelia Healthcare Clinic
   Columbia Chippenham Medical Center
   Columbia Homecare Central Virginia
   Columbia Johnston-Willis Hospital
   Tucker Pavilion (Div of Chippenham Hospital)

Columbia Arlington Healthcare System, LLC
   Arlington Hospital
   Columbia Dominion Hospital
   Columbia Fairfax Imaging
   Columbia Fairfax Surgical Center
   Columbia Reston Hospital Center

Columbia Central Atlantic Division, Inc.

Columbia Healthcare of Central Virginia
   Bon Air Family Practice
   Columbia Practice Services
   Columbia Primary Care
   Medical Office Services
   Richmond Specialty Group
   South Richmond Family Physicians

                                ---------------

Columbia Home Therapies of Virginia, Inc.
   Columbia Homecare (Richmond Virginia)

Columbia Medical Group - Southwest Virginia

Columbia Pentagon City Hospital, L.L.C.
   Columbia Pentagon City Hospital

Columbia Physicians Services, Inc.

Columbia Primary Care Associates, Ltd.
   Associates in Medicine - Burke
   Associates in Medicine - Carlin Springs
   Associates in Medicine - Centerville
   Associates in Medicine - Fairfax
   Associates in Medicine - Fairlington
   Associates in Medicine - Falls Church
   Associates in Medicine - Falls Church East
   Associates in Medicine - Merrifield
   Associates in Medicine - Reston
   Associates in Medicine - Vienna
   Purceville Medical Center
   Purceville Urgent Care
   Reston Town Center Internal Medicine
   Tysons Corner Medical Center
   Tysons Pediatrics
   Union Mill Medical Center

                                ---------------

Columbia Richmond Division, Inc.

Columbia South Little Rock, Inc.

Columbia/Alleghany Regional Hospital, Inc.
   Alleghany Healthcare Services
   Columbia Alleghany Regional Hospital
   Columbia Homecare Alleghany Regional Hospital

Columbia/HCA John Randolph, Inc.
   Columbia John Randolph Medical Center River Bend
   Columbia John Randolph Medical Center

Columbia/HCA Retreat Hospital, Inc.
   Columbia Retreat Hospital

Galen of Virginia

Galen Virginia Hospital Corporation

Galen-Med, Inc.
   Columbia Clinch Valley Medical Center
   Columbia Home Care Clinch Valley
   Columbia Lakeland Homecare
   Columbia Lakeland Medical Center

                                ---------------

HCA Health Services of Virginia, Inc.
   COLUMBIA Homecare Northern Virginia
   Greater Richmond Physician Referral Service
   HCA Chester Office
   Henrico Doctors Hospital
   Lewis-Gale Psychiatric Office
   Petersburg Psychiatric Hospital
   Reston Town Center Pediatrics

Imaging and Surgery Centers Of Virginia, Inc.

Insight Clinic Services, LC

Lewis-Gale Hospital, Inc.
   Columbia Homecare Lewis-Gale Medical Center
   Columbia Lewis-Gale Medical Center

Management Services of the Virginias, Inc.

Montgomery Regional Hospital, Inc.
   Blue Ridge Health Clinic
   Columbia Homecare Montgomery Regional Hospital
   Columbia Montgomery Regional Hospital

MOS Temps, Inc.

New River Healthcare Plan, Inc.

NOCO, Inc.

                                ---------------

Northern Virginia Hospital Corporation

Poplar Springs Holding Company, Inc.

Preferred Care of Richmond, Inc.

Preferred Hospitals, Inc.

Primary Health Group, Inc.

Pulaski Community Hospital, Inc.
   Columbia Homecare Pulaski Community Hospital
   Columbia Pulaski Community Hospital

Reston Oncology Center Associates, Inc.

Richmond Medical Commons, LLC

Richmond West End Real Estate, Inc.

Skipfor, Inc.

                                ---------------

Surgicare of Virginia, Inc.

United Ambulance Service, Inc.

Virginia Psychiatric Company, Inc.
   Barcroft Institute
   Columbia Peninsula Center for Behavioral Health
   Peninsula Hospital
   Perspectives Health Services of Canada
   Poplar Springs Hospital

                                   WASHINGTON
                                   ----------
ACH, Inc.

Capital Network Services, Inc.

Olympia Hospital Corporation

Rainier Regional Rehabilitation Hospital, Inc.

                                 WEST VIRGINIA
                                 -------------

Charleston Hospital, Inc.
   Columbia St. Francis Hospital
   St. Francis Health Clinic

Columbia Parkersburg Healthcare System, Inc.

Galen of West Virginia, Inc.
   Columbia Home Infusion Services
   Columbia Homecare (Bluefield, WVA)
   Columbia St. Lukes Hospital
   Galen Shared Services
   Greenbrier Valley Medical Center

HCA Health Services of West Virginia, Inc.

Hospital Corporation of America

Raleigh General Hospital
   All Care Medical Supply
   Beckley Hospital
   Columbia Homecare Raleigh General Hospital
   Columbia Raleigh General Hospital
   Extend-A-Care

Teays Valley Health Services Corp.
   Putnam General Hospital

Tri Cities Health Services Corp.
   Columbia River Park Hospital (WVA)

                              --------------------

West Virginia Management Services Organization, Inc.
   Columbia Behavioral Health Network
   Physicians Care of The Virginias

West Virginia Mobile Services, Inc.
   West Virginia Mobile Services

Zone, Incorporated

                                   WISCONSIN
                                   ---------
Psychiatric Company of Dane County, Inc.

                                    WYOMING
                                    -------
Riverton MSO, Inc.

Wyoming Health Services, Inc.
   Columbia Riverton Memorial Hospital